Exhibit 10.9

AMENDED AND RESTATED

IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

March 23, 2006

Pacific Stock Transfer Co.
500 E. Warm Springs Road, #240
Las Vegas, NV 89119
Attention: Jodi Godfrey

          RE:     XINHUA CHINA LTD

Ladies and Gentlemen:

Reference is made to that certain Amended and Restated Securities Purchase Agreement (the “Securities Purchase Agreement”) of even date herewith by and between Xinhua China Ltd, a Nevada corporation (the “Company”), and the Buyers set forth on Schedule I attached thereto (collectively the “Buyers”).  Pursuant to the Securities Purchase Agreement, the Company shall sell to the Buyers, and the Buyers shall purchase from the Company, convertible debentures (collectively, the “Debentures”) in the aggregate principal amount of Four Million Dollars ($4,000,000), plus accrued interest, which are convertible into shares of the Company’s common stock, par value $.00001 per share (the “Common Stock”), at the Buyers discretion.  These instructions relate to the following stock or proposed stock issuances or transfers:
  The issuance to the Buyers of up to 10,000,000 shares of Common Stock upon conversion of the Debentures (the “Maximum Conversion”); provided, however, that upon reaching the Maximum Conversion, the Company shall, at its option (a) increase the Maximum Conversion to accommodate additional conversions or (b) redeem the unconverted amount of all of the Convertible Debentures in whole at one hundred thirty five percent (135%) of the unconverted amount of such Convertible Debentures being redeemed plus accrued interest thereon

  The issuance of up to 1,035,000 shares of Common Stock upon exercise of the Warrant (as defined in the Securities Purchase Agreement) (the “Warrant Shares”) if required under the Securities Purchase Agreement.

  Pursuant to the Securities Purchase Agreement, the Company has authorized the Transfer Agent to issue to the Buyers up to 20,000,000 shares of Common Stock (the “Security Shares”) upon the occurrence of an Event of Default under the Debentures.

      This letter shall serve as our irrevocable authorization and direction to Pacific Stock Transfer Co. (the “Transfer Agent”) to do the following:

      1.      Conversion Shares.

        Instructions Applicable to Transfer Agent.  With respect to the Conversion Shares and the Warrant Shares, the Transfer Agent shall issue the Conversion Shares or the Warrant Shares to the Buyers from time to time upon delivery to the Transfer Agent of either a properly completed and duly executed Conversion Notice (the “Conversion Notice”), in the form attached to the Debentures, or a properly completed and duly executed notice of exercise substantially in the form attached to the Warrant (the “Exercise Notice”), each delivered on behalf of the Company to the Transfer Agent by the Escrow Agent.  Upon receipt of a Conversion Notice or Exercise Notice, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in such Conversion Notice or Exercise Notice, a certificate or certificates, registered in the name of the Buyers or their designees, for the number of shares of Common Stock to which the Buyers shall be entitled as set forth in such Conversion Notice or Exercise Notice or (ii) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Buyers, credit such aggregate number of shares of Common Stock to which the Buyers shall be entitled to the Buyers’ or their designees’ balance account with DTC through their Deposit Withdrawal At Custodian (“DWAC”) system provided the Buyers causes its bank or broker to initiate the DWAC transaction. For purposes hereof “Trading Day” shall mean any day on which the Nasdaq National Market is open for customary trading.

        The Company hereby confirms to the Transfer Agent and the Buyers that certificates representing the Conversion Shares and Warrant Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit III attached hereto, and that if the Conversion Shares and the Warrant Shares are not registered for resale under the Securities Act of 1933, as amended, then the provisions of paragraph 1(a)(ii), above, shall not be applicable until such shares are registered, and the certificates for the Conversion Shares and Warrant Shares shall bear the following legend:

        “THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A FORM REASONABLY

      ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS OR UNLESS SOLD PURSUANT TO RULE 144 UNDER SAID ACT.”

      The Company hereby confirms that in the event that a stop order suspending the effectiveness of the Registration Statement has been issued by the SEC or any proceeding for that purpose are threatened by the SEC the Company will notify the Transfer Agent promptly, in light of the circumstances, of such order or notice.  In addition, the Company shall promptly inform the Transfer Agent of any voluntary suspension of the effectiveness of the Registration Statement and confirm the continued effectiveness of the Registration Statement upon inquiry by the Transfer Agent.

        In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Conversion Shares or Warrant Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes counsel to the Buyers to render such opinion substantially in the form set forth in Exhibit III attached hereto.  The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Conversion Shares and Warrant Shares.
        Instructions Applicable to Escrow Agent.  Upon the Escrow Agent’s receipt of a properly completed Conversion Notice or the Exercise Notice, the Escrow Agent shall, within one (1) Trading Day thereafter, send to the Transfer Agent such Conversion Notice or the Exercise Notice, which shall constitute an irrevocable instruction to the Transfer Agent to process such Conversion Notice or Exercise Notice in accordance with the terms of these instructions.

      2.      Security Shares.

        The Company irrevocably and unconditionally authorizes (i) the Buyers to issue, from time to time, instructions in the form attached hereto as Exhibit I (an “Issuance Letter”), to the Transfer Agent to issue shares of the Security Shares to the Buyers, (ii) the Buyers to act as agent of the Company solely for the purposes of instructing the Transfer Agent to issue Security Shares, and (iii) the Transfer Agent to accept an Issuance Letter delivered by the Buyers and to effectuate such issuance as set forth therein.

        The Buyer covenants that it shall only deliver an Issuance Letter to the Transfer Agent upon the satisfaction of the following conditions: (i) an Event of Default under the Debentures has occurred and remains uncured at the time the Buyers deliver the Issuance Letter, and (ii) the Buyers have provided the Company with at least five day’s advance written notice of such Event of Default prior to the delivering the Issuance Letter.  The Buyer shall represent in each Issuance Letter that such conditions have been satisfied.

        Upon the receipt of an Issuance Letter by the Transfer Agent, the Transfer Agent shall within three (3) Trading Days thereafter (i) issue and surrender to a common carrier for overnight delivery to the address as specified in such Issuance Letter, a certificate or certificates, registered in the name of the Buyers or their designees, for the number of shares of Common Stock to which the Buyers shall be entitled as set forth in such Issuance Letter, or (ii) provided that the Transfer Agent is participating in The Depository Trust Company (“DTC”) Fast Automated Securities Transfer Program, upon the request of the Buyers, credit such aggregate number of shares of Common Stock to which the Buyers shall be entitled to the Buyers’ or their designees’ balance account with DTC through their Deposit Withdrawal At Custodian (“DWAC”) system provided the Buyers causes its bank or broker to initiate the DWAC transaction.

        The Company hereby confirms to the Transfer Agent and the Buyers that certificates representing the Security Shares shall not bear any legend restricting transfer and should not be subject to any stop-transfer restrictions and shall otherwise be freely transferable on the books and records of the Company; provided that counsel to the Company delivers (i) the Notice of Effectiveness set forth in Exhibit II attached hereto and (ii) an opinion of counsel in the form set forth in Exhibit III attached hereto, and that if the Security Shares is not registered for resale under the Securities Act of 1933, as amended, then the provisions of paragraph 2(c)(ii), above, shall not be applicable until such shares are registered, and the certificates for the Security Shares shall bear the restrictive legend set forth in paragraph 1(b) above.

        In the event that counsel to the Company fails or refuses to render an opinion as required to issue the Security Shares in accordance with the preceding paragraph (either with or without restrictive legends, as applicable), then the Company irrevocably and expressly authorizes David Gonzalez, Esq. counsel to the Buyers to render such opinion.  The Transfer Agent shall accept and be entitled to rely on such opinion for the purposes of issuing the Security Shares without a legend.

      3.      All Shares.

        The Transfer Agent shall reserve for issuance to the Buyers the Conversion Shares, the Warrant Shares, and the Security Shares.  All such shares shall remain in reserve with the Transfer Agent until the Buyers provides the Transfer Agent instructions that the shares or any part of them shall be taken out of reserve and shall no longer be subject to the terms of these instructions.

        The Transfer Agent shall rely exclusively on the Conversion Notice, Exercise Notice, and Issuance Letters, and shall have no liability for relying on such instructions, nor responsibility for determining the accuracy or due execution thereof.  Any Conversion Notice, Exercise Notice, or Issuance Letters delivered hereunder shall constitute irrevocable instructions to the Transfer Agent to process such notice or notices in accordance with the terms thereof.  Such notice or notices may be transmitted to the Transfer Agent by facsimile or any commercially reasonable method.

        The Company hereby confirms to the Transfer Agent and the Buyers that no instructions other than as contemplated herein will be given to Transfer Agent by the Company with respect to the matters referenced herein.  The Company hereby authorizes the Transfer Agent, and the Transfer Agent shall be obligated, to disregard any contrary instructions received by or on behalf of the Company.

                Certain Notice Regarding the Escrow Agent. The Company and the Transfer Agent hereby acknowledge that the Escrow Agent is general counsel to the Buyers, partner in the general partner of the Buyers and counsel to the Buyers in connection with the transactions contemplated and referred herein.  The Company and the Transfer Agent agree that in the event of any dispute arising in connection with this Agreement or otherwise in connection with any transaction or agreement contemplated and referred herein, the Escrow Agent shall be permitted to continue to represent the Buyers and neither the Company nor the Transfer Agent will seek to disqualify such counsel.

                This Agreement shall amend, replace, and supersede the Irrevocable Transfer Agent Instructions entered into among the Transfer Agent, Highgate House Funds, Gottbetter and Partners, LLP on November 23, 2005.

                The Company hereby agrees that it shall not replace the Transfer Agent as the Company’s Transfer Agent without the prior written consent of the Buyers.

                If for any reason the Transfer Agent desires to resign as transfer agent of the Company, the Transfer Agent shall first provide the Company and the Buyers with sixty (60) days prior written notice (“Notice Period”).  Notwithstanding the aforementioned, the Transfer Agent may resign as transfer agent to the Company and will be under no obligation to continue or provide any issuance or transfer agent services as contemplated by this Agreement if the Company is not current in all its outstanding payment obligations for services provided by the Transfer Agent during the Notice Period, provided, however, that the Buyer may pay for the costs associated with any issuance of stock contemplated by the Securities Purchase Agreement and this Agreement, and the Transfer Agent shall then continue to provide issuance and transfer agent services as stipulated by this Agreement until the end of the Notice Period.

                The Transfer Agent acknowledges that the Company has placed a deposit of $5,000.  These funds are to be utilized for the execution of transfers/issuance/conversions pertaining to these Irrevocable Transfer Agent Instructions.  Once these funds have been extinguished, the Company agrees to place another deposit of $5,000 to continue coverage of fees due the Transfer Agent.  There is no specification as to the time period covered by such deposits.

                The Company hereby confirms and the Transfer Agent acknowledges that while any portion of the Debenture remains unpaid and unconverted, the Company and the Transfer Agent shall not, without the prior consent of the Buyers, (i) issue any Common Stock or Preferred Stock without consideration or for a consideration per share less than the Closing Bid Price (as defined in the Securities Purchase Agreement) of the Common Stock determined immediately prior to its issuance, (ii) issue any Preferred Stock, warrant, option, right, contract, call, or other security or instrument granting the holder thereof the right to acquire Common Stock without consideration or for a consideration per share less than such Common Stock’s Closing Bid Price determined immediately prior to its issuance, (iii) issue any shares of the Company’s Common Stock pursuant to a Form S-8, which has not already been filed with the SEC on EDGAR and except as otherwise set forth in the Convertible Debenture.

                The Company and the Transfer Agent hereby acknowledge and confirm that complying with the terms of this Agreement does not and shall not prohibit the Transfer Agent from satisfying any and all fiduciary responsibilities and duties it may owe to the Company.

                The Company and the Transfer Agent acknowledge that the Buyers are relying on the representations and covenants made by the Company and the Transfer Agent hereunder and are a material inducement to the Buyers purchasing convertible debentures under the Securities Purchase Agreement.  The Company and the Transfer Agent further acknowledge that without such representations and covenants of the Company and the Transfer Agent made hereunder, the Buyers would not purchase the Debentures.

                Each party hereto specifically acknowledges and agrees that in the event of a breach or threatened breach by a party hereto of any provision hereof, the Buyers will be irreparably damaged and that damages at law would be an inadequate remedy if these Irrevocable Transfer Agent Instructions were not specifically enforced.  Therefore, in the event of a breach or threatened breach by a party hereto, including, without limitation, the attempted termination of the agency relationship created by this instrument, the Buyers shall be entitled, in addition to all other rights or remedies, to an injunction restraining such breach, without being required to show any actual damage or to post any bond or other security, and/or to a decree for specific performance of the provisions of these Irrevocable Transfer Agent Instructions.

      [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

      IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Irrevocable Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

COMPANY:

XINHUA CHINA LTD

By: /s/ Clement Wu
Name: Clement Wu
Title: Chief Financial Officer

ESCROW AGENT:

By: /s/ David Gonzalez
Name: David Gonzalez

PACIFIC STOCK TRANSFER CO.

By: /s/ Lance Godfrey
Name: Lance Godfrey ____________
Title: Vice President

      SCHEDULE I

      SCHEDULE OF BUYERS

Name	Signature	Address/Facsimile Number of Buyer

Highgate House Funds, Ltd.	By:__/s/ Mark Angelo________	101 Hudson Street, Suite 3700
	Name: Mark Angelo	Jersey City, NJ 07392
	Its: Portfolio Manager	Telephone: (201) 985-8300
Facsimile: (201) 985-8266

With a copy to:	Troy Rillo, Esq.	101 Hudson Street, Suite 3700
Jersey City, NJ 07392
Telephone: (201) 985-8300
Facsimile: (201) 985-8266
101 Hudson Street, Suite 3700

Cornell Capital Partners, LP	By: Yorkville Advisors, LLC	101 Hudson Street, Suite 3700
	Its: General Partner	Jersey City, NJ 07392
Telephone: (201) 985-8300
	By: __/s/ Mark Angelo______	Facsimile: (201) 985-8266
Name: Mark Angelo
Its: Portfolio Manager

With Copy to:	Troy Rillo, Esq.	101 Hudson Street, Suite 3700
Jersey City, NJ 07392
Telephone: (201) 985-8300
Facsimile: (201) 985-1964

      SCHEDULE I-1

      EXHIBIT I

      TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

      FORM OF ISSUANCE LETTER

      Reference is made to the Amended and Restated Securities Purchase Agreement (the “Securities Purchase Agreement”) between Xinhua China Ltd, (the “Company”), and the Buyers set forth on Schedule I attached thereto (the “Buyers”) dated March 23, 2006.  The Company has authorized the Buyers to deliver this Issuance Letter to the Transfer Agent for the issuance to the Buyers of up to an aggregate of 20,000,000 shares of the Security Shares (as defined in the Securities Purchase Agreement).   The undersigned Buyer hereby instructs the Transfer Agent to issue shares of common stock, par value $.00001 per share (the “Common Stock”), of the Company as set forth below as of the date specified below.

      The undersigned Buyer represents that the following conditions to its right to deliver this Issuance Letter have been satisfied:

        An Event of Default (as defined in the Securities Purchase Agreement) has occurred and remains uncured

        The undersigned Buyer has provided the Company with at least five day’s advance written notice of such Event of Default prior to the delivering this Issuance Letter.

Issuance Date:

Number of Shares to be Issued:

      Please issue the shares of Common Stock in the following name and to the following address:

Issue to:

Authorized Signature:

Name:

Title:

Phone #:

Broker DTC Participant Code:

Account Number*:

      * Note that receiving broker must initiate transaction on DWAC System.

      I-1

      EXHIBIT II

      TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

      FORM OF NOTICE OF EFFECTIVENESS
      OF REGISTRATION STATEMENT

      _________, 2006

      ________

      Attention:

      RE:     XINHUA CHINA LTD

      Ladies and Gentlemen:

                We are counsel to Xinhua China Ltd, (the “Company”), and have represented the Company in connection with that certain Amended and Restated Securities Purchase Agreement, dated as of March 23, 2006 (the “Securities Purchase Agreement”), entered into by and among the Company and the Buyers set forth on Schedule I attached thereto (collectively the “Buyers”) pursuant to which the Company has agreed to sell to the Buyers (i) Four Million Dollars ($4,000,000) of secured convertible debentures, which shall be convertible into shares (the “Conversion Shares”) of the Company’s common stock, par value $.00001 per share (the “Common Stock”), (ii) 1,035,000 shares of common stock pursuant to a warrant in accordance with the terms of the Securities Purchase Agreement (the “Warrant Shares”) and (iii) issue up to 20,000,000 shares of Common Stock (the “Security Shares”).  Pursuant to the Securities Purchase Agreement, the Company also has entered into an Amended and Restated Investor Registration Rights Agreement, dated as of March ___, 2006, with the Buyers (the “Investor Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Conversion Shares, the Warrant Shares, and, if and when issued, the Security Shares under the Securities Act of 1933, as amended (the “1933 Act”).  In connection with the Company’s obligations under the Securities Purchase Agreement and the Registration Rights Agreement, on _______, 2006, the Company filed a Registration Statement (File No. ___-_________) (the “Registration Statement”) with the Securities and Exchange Commission (the “SEC”) relating to the sale of the Conversion Shares, the Escrow Shares and the Warrant Shares.

                In connection with the foregoing, we advise the Transfer Agent that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the 1933 Act at ____ P.M. on __________, 2006 and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Conversion Shares, the Escrow Shares and the Warrant Shares are available for sale under the 1933 Act pursuant to the Registration Statement.

      II-1

                The Buyers has confirmed it shall comply with all securities laws and regulations applicable to it including applicable prospectus delivery requirements upon sale of the Conversion Shares, and the Warrant Shares and, if and when issued, the Security Shares.

                                                                                                Very truly yours,

                                                                                                By:

      II-2

      EXHIBIT III

      TO IRREVOCABLE TRANSFER AGENT INSTRUCTIONS

      FORM OF OPINION

      ________________

      VIA FACSIMILE AND REGULAR MAIL

      ________

      Attention:

                RE:     XINHUA CHINA LTD

      Ladies and Gentlemen:

      We have acted as special counsel to Xinhua China Ltd (the “Company”), in connection with the registration of ___________shares (the “Shares”) of its common stock with the Securities and Exchange Commission (the “SEC”).  We have not acted as your counsel.  This opinion is given at the request and with the consent of the Company.

      In rendering this opinion we have relied on the accuracy of the Company’s Registration Statement on Form SB-2, as amended (the “Registration Statement”), filed by the Company with the SEC on _________ ___, 2006.  The Company filed the Registration Statement on behalf of certain selling stockholders (the “Selling Stockholders”).  This opinion relates solely to the Selling Shareholders listed on Exhibit “A” hereto and number of Shares set forth opposite such Selling Stockholders’ names.  The SEC declared the Registration Statement effective on __________ ___, 2006.

      We understand that the Selling Stockholders acquired the Shares in a private offering exempt from registration under the Securities Act of 1933, as amended.  Information regarding the Shares to be resold by the Selling Shareholders is contained under the heading “Selling Stockholders” in the Registration Statement, which information is incorporated herein by reference.  This opinion does not relate to the issuance of the Shares to the Selling Stockholders.  The opinions set forth herein relate solely to the resale or transfer by the Selling Stockholders pursuant to the Registration Statement under the Federal laws of the United States of America.  We do not express any opinion concerning any law of any state or other jurisdiction.

      In rendering this opinion we have relied upon the accuracy of the foregoing statements.

      Based on the foregoing, it is our opinion that the Shares have been registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, and that the Transfer Agent may issue the Shares without restrictive legends or the Transfer Agent may remove the

      III-1

      restrictive legends contained on the Shares. This opinion relates solely to the number of Shares set forth opposite the Selling Stockholders listed on Exhibit “A” hereto.

      This opinion is furnished to Transfer Agent specifically in connection with the transfer of the Shares, and solely for your information and benefit.  This letter may not be relied upon by Transfer Agent in any other connection, and it may not be relied upon by any other person or entity for any purpose without our prior written consent.  This opinion may not be assigned, quoted or used without our prior written consent.  The opinions set forth herein are rendered as of the date hereof and we will not supplement this opinion with respect to changes in the law or factual matters subsequent to the date hereof.

      Very truly yours,

      III-2

      EXHIBIT “A”

      (LIST OF SELLING STOCKHOLDERS)

Name:	No. of Shares:

      A-1